EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin S. Kim, certify that:

1.	I have reviewed this periodic report on Form 10-K/A of Hope Bancorp, Inc.

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: June 24, 2020

/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President, and Chief Executive Officer